                               POWER OF ATTORNEY

   I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Christopher J. Kelley, Mark D. Goodwin, Daniel K. Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

   IN WITNESS WHEREOF, I have hereunder set my hand as of this 28th day of January, 2014.

/s/ David R. Bock                        /s/ Mark E. Bradley
-------------------------------------    -------------------------------------
David R. Bock                            Mark E. Bradley

/s/ Benjamin M. Friedman                 /s/ Margaret B.W. Graham
-------------------------------------    -------------------------------------
Benjamin M. Friedman                     Margaret B.W. Graham

/s/ Daniel K. Kingsbury                  /s/ Marc O. Mayer
-------------------------------------    -------------------------------------
Daniel K. Kingsbury                      Marc Mayer

/s/ Thomas J. Perna                      /s/ Marguerite A. Piret
-------------------------------------    -------------------------------------
Thomas J. Perna                          Marguerite A. Piret

/s/ Kenneth J. Taubes                    /s/ Stephen K. West
-------------------------------------    -------------------------------------
Kenneth J. Taubes                        Stephen K. West

                               POWER OF ATTORNEY
                                    ANNEX A

Pioneer Bond Fund                                   Pioneer Series Trust IV:
Pioneer Diversified High Income Trust*                Pioneer Classic Balanced Fund
Pioneer Emerging Markets Fund                         Pioneer Government Income Fund
Pioneer Equity Income Fund                            Pioneer Multi-Asset Income Fund
Pioneer Floating Rate Trust*                        Pioneer Series Trust V:
Pioneer Fund                                          Pioneer Absolute Return Bond Fund
Pioneer High Income Trust*                            Pioneer Global Equity Fund
Pioneer High Yield Fund                               Pioneer High Income Municipal Fund
Pioneer Ibbotson Allocation Series:                   Pioneer Long/Short Global Bond Fund
  Pioneer Ibbotson Aggressive Allocation Fund         Pioneer Long/Short Opportunistic Credit Fund
  Pioneer Ibbotson Conservative Allocation Fund     Pioneer Series Trust VI:
  Pioneer Ibbotson Growth Allocation Fund             Pioneer Floating Rate Fund
  Pioneer Ibbotson Moderate Allocation Fund           Pioneer Multi-Asset Real Return Fund
Pioneer Mid Cap Value Fund                          Pioneer Series Trust VII:
Pioneer Money Market Trust:                           Pioneer Emerging Markets Local Currency Debt Fund
  Pioneer Cash Reserves Fund                          Pioneer Global High Yield Fund
Pioneer Multi-Asset Credit Trust                      Pioneer Global Multisector Income Fund
Pioneer Municipal High Income Trust*                Pioneer Series Trust VIII:
Pioneer Municipal High Income Advantage Trust*        Pioneer International Value Fund
Pioneer Real Estate Shares                          Pioneer Series Trust X:
Pioneer Series Trust I:                               Pioneer Dynamic Credit Fund
  Pioneer Oak Ridge Large Cap Growth Fund             Pioneer Fundamental Growth Fund
  Pioneer Oak Ridge Small Cap Growth Fund             Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Series Trust II:                            Pioneer Series Trust XI:
  Pioneer AMT-Free Municipal Fund                     Pioneer Core Equity Fund
  Pioneer Select Mid Cap Growth Fund                Pioneer Series Trust XII:
Pioneer Series Trust III:                             Pioneer Disciplined Growth Fund
  Pioneer Disciplined Value Fund                    Pioneer Short Term Income Fund
                                                    Pioneer Strategic Income Fund
                                                    Pioneer Variable Contracts Trust:
                                                      Pioneer Bond VCT Portfolio
                                                      Pioneer Disciplined Value VCT Portfolio
                                                      Pioneer Emerging Markets VCT Portfolio
                                                      Pioneer Equity Income VCT Portfolio
                                                      Pioneer Fund VCT Portfolio
                                                      Pioneer High Yield VCT Portfolio
                                                      Pioneer Ibbotson Growth Allocation VCT Portfolio
                                                      Pioneer Ibbotson Moderate Allocation VCT Portfolio
                                                      Pioneer Mid Cap Value VCT Portfolio
                                                      Pioneer Real Estate Shares VCT Portfolio
                                                      Pioneer Select Mid Cap Growth VCT Portfolio
                                                      Pioneer Strategic Income VCT Portfolio

* Mr. West is NOT a Trustee of this Trust.